                                  SCHEDULE 14a
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  N/A)

          Filed by Registrant     [X]

          Filed by Party other than the Registrant    [  ]

          Check the appropriate box:

          [  ]  Preliminary Proxy Statement    [  ]    Confidential, for Use of the Com-
                                                       mission Only (as permitted by
                                                       Rule 14a-6(e)(2))

          [X]  Definitive Proxy Statement

          [  ] Definitive Additional Materials

          [  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         GRIFFIN TECHNOLOGY INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

          [  ] $500 per each party to the controversy pursuant to Exchange Act
               Rule 14a-6(i)(3).

          [  ] Fee computed on table below per Exchange Act Rules 14a-
               6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
          (5)  Total fee paid:  $125.00
--------------------------------------------------------------------------------
          [  ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
          [  ] Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for
               which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
               Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:  0
--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
          (3)  Filing Party:
--------------------------------------------------------------------------------
          (4)  Date Filed:
--------------------------------------------------------------------------------

                         GRIFFIN TECHNOLOGY INCORPORATED
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 16, 1995

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Griffin Technology Incorporated will be held on November 16, 1995, at The Country Club of Rochester, 2935 East Avenue, Rochester, New York. The meeting will convene at 9:00 a.m. for the following purposes:

     (1)  To elect Directors for the ensuing year;

     (2)  To elect independent accountants; and

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on September 28, 1995, as the record date for the determination of shareholders entitled to notice of, and vote at, the meeting.

     A copy of the 1995 Annual Report to Shareholders is enclosed.

                              By Order of the Board of Directors



                              JOSEPH A. MURRER
                              Secretary
Farmington, New York
October 11, 1995

     YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO VOTE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                         GRIFFIN TECHNOLOGY INCORPORATED
                              1133 CORPORATE DRIVE
                             FARMINGTON, NY  14425

                               -------------------

                                 PROXY STATEMENT

                               -------------------


     This proxy statement is being mailed beginning on October 11, 1995, to holders of Common Stock, in connection with solicitation of proxies by the Board of Directors of Griffin Technology Incorporated (Griffin) for use at the Annual Meeting of Shareholders to be held November 16, 1995, and at any adjournment thereof. Each proxy that is properly executed and returned will be voted at the meeting and, if a choice is specified therein, will be voted in accordance with the specification made. If no choice is specified, it will be voted in favor of the proposals set forth in the notice attached hereto. Any proxy may be revoked by the person giving it at any time prior to its exercise.

     Only shareholders of record as of the close of business on September 28, 1995, are entitled to notice of, and vote at, the Annual Meeting. On that date there were outstanding and entitled to vote 2,384,707 shares of Common Stock, par value $.05 per share. Each share of Common Stock is entitled to one vote. A quorum will consist of the holders of not less than a majority of the shares entitled to vote, present either in person or by proxy.

                         CERTAIN PRINCIPAL SHAREHOLDERS

     The following table sets forth information with respect to the only persons known by Griffin to be the beneficial owners of more than 5% of its outstanding Common Stock. Beneficial ownership is used in this proxy statement as defined in Rule 13d-3 under the Securities Exchange Act of 1934.


                                  Shares of
                                Common Stock
                             Owned Beneficially
                                    as of              Percent
       Name and Address      September 28, 1995     Common Stock
       ----------------      ------------------     ------------
Virginia S. Pacala               687,804                28.8
  3515 Elmwood Avenue
  Rochester, New York  14610

Carret and Company, Inc.         290,643*               12.2
  560 Lexington Avenue
  New York, New York  10022

Philip Herman                    322,695                13.5
  c/o Oscar D. Folger
  521 Fifth Avenue
  New York, New York  10175

--------------------------
* Carret and Company, Inc. disclaims beneficial ownership as to all except for 47,643 shares of Common Stock.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at six. The directors are elected annually by the shareholders, to hold office until the next Annual Meeting and until their successors are elected and qualified. Management proposes to nominate as directors and recommends the election of the six persons listed below. All nominees are members of the present Board. It is intended that the persons named in the proxy will vote for the election of these nominees. Each nominee has consented to be named in this Proxy Statement and to serve if elected. If at the time of the Annual Meeting any of them becomes unavailable for election, the proxies may exercise discretionary authority to vote for substitutes proposed by the Board of Directors. Management has no reason to believe that any substitute nominee or nominees will be required.

                                    NOMINEES


      Name                    Age          Background
      ----                    ---          ----------
James T. Henderson . . . . .   70  Past Chairman (retired), Johnston Paviour
                                     Sibley Division, Sedgwick James of New
                                   York, Inc. (insurance brokers).

                                   Director of Griffin since 1977; member of
                                    Executive, Stock Option, Proxy and Audit
                                     Committees.

Graeme MacLetchie. . . . . .   58  Senior Vice President, Deutsche Morgan
                                     Grenfell/C. J. Lawrence, Inc. (investment
                                     firm).

                                   Director of Griffin since 1981; member of
                                     Audit Committee.

                                   Mr. MacLetchie is also a director of
                                    Wiltek, Inc.

Virginia S. Pacala . . . . .   67  Private investor.  Director of Griffin since
                                     1985; member of Executive, Stock Option and
                                    Audit Committees.

John C. Partigan . . . . . .   35  Partner of Nixon Hargrave Devans & Doyle LLP
                                     (attorneys and counselors at law).
                                     Director of Griffin since September 1995.


Ned W. Roman . . . . . . . .   68  Analyst, Clover Capital Management, Inc.
                                     (investment advisors)

                                   Director of Griffin since 1980; member of
                                     Executive, Directors Compensation, Stock
                                     Option and Audit Committees.

Robert S. Urland . . . . . .   54  President and Chief Executive Officer of
                                     Griffin since 1985.  President and Chief
                                     Operating Officer of Griffin from 1977-85.

                                   Director of Griffin since 1973; member of
                                     Executive, Directors Compensation, and
                                     Proxy Committees.


                        SECURITY OWNERSHIP OF MANAGEMENT

                                                       Shares of
                                                     Common Stock
                                                  Owned Beneficially
                                                         as of               Percent of
       Name and Address                          September 28, 1995(1)      Common Stock
       ----------------                          ---------------------      ------------
James T. Henderson . . . . . . . . . . . . . . .          33,244(2)             1.393
  183 Monteroy Road, Rochester, NY  14618
Graeme MacLetchie. . . . . . . . . . . . . . . .           4,000                 .168
  One Dunham Place, Irvington, NY  10533
John C. Partigan . . . . . . . . . . . . . . . .               -                -
  c/o Nixon Hargrave Devans & Doyle LLP
  PO Box 1051, Rochester, NY  14603
Ned W. Roman . . . . . . . . . . . . . . . . . .           9,540                 .400
  c/o Clover Capital Management
  11 Tobey Village Office Park, Pittsford, NY  14534
Virginia S. Pacala . . . . . . . . . . . . . . .         687,804               28.813
  3515 Elmwood Avenue, Rochester, NY  14610
Robert S. Urland . . . . . . . . . . . . . . . .          49,922                2.091
  297 Whispering Hills, Victor, NY  14564
John C. Darjany. . . . . . . . . . . . . . . . .          62,487                2.618
  4037 Bouton Drive, Lakewood, CA  90712
Gary W. Lorenz . . . . . . . . . . . . . . . . .          76,953                3.224
  4016 Pine Avenue, Long Beach, CA  90807
Joseph A. Murrer . . . . . . . . . . . . . . . .          25,148(3)             1.051
  96 Eileen Drive, Rochester, NY  14616
Anthony J. Ryanczak. . . . . . . . . . . . . . .               -                -
  64 Cambric Circle, Pittsford, NY 14534
All directors and executive officers as a group (10 persons)949,098(4)         39.660


  (1) For all shares listed, the director or officer possesses sole voting and sole investment power except as otherwise indicated in the footnotes below. Amounts for Mrs. Pacala and Messrs. Henderson, and MacLetchie include 800 restricted shares granted to each of them under the 1991 Directors Stock Plan.

  (2) Includes 22,044 shares held in the name of Mrs. Henderson, beneficial interest in which is disclaimed by Mr. Henderson.

  (3) Includes 6,000 shares which may be acquired by Mr. Murrer within 60 days following September 28, 1995 through exercise of stock options.

  (4) Includes 22,044 shares held by, or for the benefit of, the immediate families and other relatives of the directors and officers, where shared voting power may be deemed to exist, but beneficial ownership of which is disclaimed. Amount also includes 6,000 shares which may be acquired by an officer within 60 days following September 28, 1995, through exercise of stock options.


Mr. John C. Partigan is a partner in the law firm of Nixon Hargrave Devans & Doyle LLP, which Griffin has retained as its general counsel since 1970.

                             COMMITTEES OF THE BOARD

     Griffin's Board of Directors has established five committees to assist it in the discharge of its responsibilities.

     The Executive Committee consists of four members, three of whom are non-employee Directors. The committee meets on call and has authority to act on matters permitted by law during the intervals between Board meetings.

     The Stock Option Committee consists of three members, all of whom are non-employee Directors. The committee grants options to employees pursuant to Griffin's stock option plan. The Board does not have any other committee with the responsibility to review compensation matters, although the Executive Committee, with Board approval, has reviewed and approved compensation of officers.

     The Audit Committee consists of four members, all of whom are non-employee Directors. The committee met once with the independent accountants to review the audit activities of the auditors for the fiscal year ended June 30, 1995, to insure that the scope of their activities had not been restricted and that adequate responses to their recommendations had been received.

     The Directors Compensation Committee consists of two members who administer the 1991 Directors Stock Plan and are not participating in the plan.

     The Proxy Committee, which consists of one employee Director and one non-employee Director and met once on November 16, 1994, votes the shares represented by proxies at the Annual Meeting of Shareholders.

     The Board does not have a nominating committee.

     During the twelve months ended June 30, 1995, the Board of Directors met four times; the Executive, Stock Option and Directors Compensation Committees did not meet.

     No member attended fewer than 75% of the meetings of the Board or Committees on which they serve.

     Except for Messrs. Roman and Partigan, non-employee Directors elected on November 20, 1991, receive a grant of 2,000 restricted shares of Griffin's Common Stock for attendance at meetings of the Board and Committees. The shares were granted under the 1991 Directors Stock Plan and vest at the rate of 400 shares each year. There are no annuity, pension or retirement benefits accruing to directors.

                               EXECUTIVE OFFICERS


          Name       Age              Background
          ----       ---              ----------
Robert S. Urland      54      President and Chief Executive Officer since 1985;
                              Director of Griffin since 1973.

John C. Darjany       47      Vice President and Corporate Engineer since
                              January 1983.

Gary W. Lorenz        46      Senior Vice President, Technical Operations, since
                              September 13, 1991; Vice President and General
                              Manager, Engineering Division, from 1978 to 1991.

Joseph A. Murrer      55      Vice President, Finance and Administration
                              Treasurer and Secretary since January, 1987.

Anthony J. Ryanczak   52      Senior Vice President, Sales and Marketing since
                              August 1994; Vice President, Business Development,
                              from June 1988 to 1994.

Each officer was elected to serve until the first meeting of the Board of Directors held after the next annual meeting of shareholders and until his successor is elected and has qualified. There are no arrangements or understandings between any officer and any other person pursuant to which he was elected as an officer.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Long-Term Compensation
                                                                                         ----------------------
                                          Annual Compensation                                 Awards        Payouts
                                          -------------------                                 ------        -------

                                                                         Other      Restricted              Long Term    All Other
                                                                      Annual Com-      Stock     Options/   Incentive     Compen-
                                           Fiscal   Salary   Bonus     pensation       Award       SARS       Plans      sation(2)
Name and Principal Position(1)               Year      ($)     ($)        ($)           ($)         (#)        ($)          ($)
-----------------------------------------------------------------------------------------------------------------------------------
Robert S. Urland                             1995  145,660       -         -             -           -          -          4,599
  President and                              1994  141,400   7,130         -             -           -          -          4,254
  Chief Executive Officer                    1993  138,000       -         -             -        40,000        -          4,145

John C. Darjany                              1995  101,397       -         -             -           -          -          3,191
  Vice President and                         1994   98,415   4,961         -             -           -                     3,065
  Corporate Engineer                         1993   95,867       -         -             -        20,000        -          2,762

Gary W. Lorenz                               1995  111,575       -         -             -           -          -          3,511
  Senior Vice President                      1994  108,133   5,460         -             -           -          -          3,406
  Technical Operations                       1993  104,667       -         -             -        20,000        -          2,975

Joseph A. Murrer                             1995  105,500       -         -             -           -          -          3,320
  Vice President                             1994  101,667   5,150         -             -           -          -          3,050
  Finance & Administration                   1993   98,000       -         -             -        20,000        -          2,940

Anthony J. Ryanczak                          1995  109,250       -         -             -           -          -          3,432
  Senior Vice President                      1994  101,667   5,150         -             -           -          -          3,050
  Sales and Marketing                        1993   98,000       -         -             -        20,000        -          2,940


(1) Includes Chief Executive Officer and four other most highly compensated executive officers.
(2) Includes Company contributions to 401(K) Plan, a defined contribution retirement plan which covers all employees including executive officers. Under the Plan the Company contributes 2% of each employee's salary plus 1/2% for each employee contribution up to the first 2% of the employee's pay.

                        OPTION/SAR GRANTS IN FISCAL 1995

                                      None

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1995
                               AND YEAR-END VALUES


                                                                 Number of        Value of In-the-Money
                              Shares                       Unexercised Options/       Options/SARs
                            Acquired on        Value       SARs at Year End (#)      at Year End ($)
                             Exercise        Realized          (Exercisable/          (Exercisable/
                                (#)             ($)           Unexercisable)        Unexercisable)(1)
---------------------------------------------------------------------------------------------------------
   Robert S. Urland              -               -               0/40,000                  0/0
   John C. Darjany               -               -               0/20,000                  0/0
   Gary W. Lorenz                -               -               0/20,000                  0/0
   Joseph A. Murrer              -               -             6,000/20,000             29,250/0
   Anthony J. Ryanczak           -               -               0/20,000                  0/0

  (1) Amounts reflect the market value of underlying shares of Common Stock on June 30, 1995, less the exercise price.

Griffin does not have any long-term incentive plan intended to serve as incentive for performance to occur over a period longer than one fiscal year whether such performance is measured by reference to financial performance of Griffin, stock price, or any other measure. Griffin has not issued any stock appreciation rights nor employment contracts with any named executive officer.

              PROPOSAL NO. 2 - ELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors proposes that Price Waterhouse LLP, independent accountants of Griffin for many years, be re-elected as independent accountants of Griffin to serve until the Annual Meeting of Shareholders in 1996. Representatives of the independent accountants are expected to be present at the meeting and to be available to respond to appropriate questions. They will be afforded the opportunity to make a statement if they desire to do so.

                         SHAREHOLDER PROPOSALS FOR 1996

     Any proposal by a shareholder intended to be included in the Proxy Statement for the Annual Meeting to be held in the calendar year 1996 must be received by the Secretary of Griffin not later than June 14, 1996.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote it in accordance with his judgment on such matters.


                            EXPENSES OF SOLICITATION

     The entire expense of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by Griffin. Griffin will request banks and brokers to solicit their customers who beneficially own Common Stock of Griffin listed in the names of nominees and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitation. In addition to the use of the mails, solicitation may be made by regular employees of Griffin by telephone, telegraph, cable and personal interview. Griffin does not expect to pay any compensation for such solicitation of proxies.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              Joseph A. Murrer
                              Secretary

                         GRIFFIN TECHNOLOGY INCORPORATED

                        Annual Meeting--November 16, 1995

              PROXY (Solicited on Behalf of the Board of Directors)

The undersigned hereby appoints J. T. HENDERSON and R. S. URLAND, jointly and severally, proxies, with power of substitution to represent and to vote at the Annual Meeting of GRIFFIN TECHNOLOGY INCORPORATED, to be held November 16, 1995, or any adjournment thereof, with all powers the undersigned would possess if personally present, as specified on the ballot below and in accordance with their discretion, on any other business that may come before the meeting, and the undersigned hereby revokes all proxies previously given by the undersigneD with respect to the shares of Common Stock covered hereby.

             continued and to be signed and dated on the other side

The Board of Directors recommends a vote FOR:
     1.   Election of directors:  J. T. Henderson, G. MacLetchie, V. S. Pacala,
          J. C. Partigan, N. W. Roman, and R. S. Urland

             FOR all      WITHHOLD
            nominees      Authority
          listed above

To withhold authority to vote for any particular nominee write the name below:

--------------------------------------------------------------------------------


2. Election of PRICE WATERHOUSE LLP as independent accountants for fiscal year ending in 1996

     FOR         AGAINST         ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR ITEMS 1 AND 2. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 3.


Please sign exactly as name appears below. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, or other fiduciary or representative capacity, please set forth your capacity. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



--------------------------------------------------------------------------------
Signature



--------------------------------------------------------------------------------
Signature if held jointly



DATED__________________________________________, 1995

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.